UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2021

ESP Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52506	98-0440762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1905, 19/F., Tower 1 China Hong Kong City

33 Canton Road Tsim Sha Tsui, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code

+ (852) 3310-4641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership

On March 10, 2016, ESP Resources, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas, Case No. 16-60021-H2-11 seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code.

On April 28, 2021, the Honorable Christopher M. Lopez, United States Bankruptcy Judge, ordered the Bankruptcy discharged and the case closed.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Exhibits

99.1	Chapter 7 Trustee’s Final Account and Distribution Report Certification that the Estate has been Fully Administered and Application to be Discharged (TDR)

99.2	Order Closing Case

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESP Resources, Inc.

Dated: June 6, 2022	By:	/s/ Zhuang Rong Cheng
		Name:	Zhuang Rong Cheng
		Title:	Chief Executive Officer

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